UNITED STATES	OMB APPROVAL
SECURITIES AND EXCHANGE COMMISSION	OMB Number: 3235-0059
Washington, D.C. 20549	Expires: January 31, 2008
SCHEDULE 14A	Estimated average burden hours per response... 14

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.         )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule §240.14a-12

The Lou Holland Trust

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1.	Title of each class of securities to which transaction applies:

	2.	Aggregate number of securities to which transaction applies:

	3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	4.	Proposed maximum aggregate value of transaction:

	5.	Total fee paid:

SEC 1913 (04-05) Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1.	Amount Previously Paid:

	2.	Form, Schedule or Registration Statement No.:

	3.	Filing Party:

	4.	Date Filed:

Notice of
Special Meeting
of Shareholders
and
Proxy Statement

The Lou Holland Trust

March 25, 2008

To the Shareholders:

A Special Meeting of Shareholders of The Lou Holland Trust (the “Trust”), a series trust currently consisting of one series, the Lou Holland Growth Fund (the “Fund”), is to be held at 10:00 a.m. on Tuesday, April 29, 2008 at One North Wacker Drive, Suite 700, Chicago, Illinois 60606. A Proxy Statement regarding the meeting, a proxy card for your vote at the meeting and a postage-prepaid envelope, in which to return your proxy card, are enclosed.

At the Special Meeting, the shareholders will elect Trustees of the Trust. The enclosed Proxy Statement provides greater detail about the election of the Trustees. The Board of Trustees of the Trust recommends that the shareholders vote in favor of electing each of the nominees proposed.

To vote, simply fill out, sign and date the enclosed proxy card, and return it to us in the enclosed postage-prepaid envelope. You also may vote through the internet, by visiting the website address on your proxy card; by telephone, by using the toll-free number on your proxy card; or in person at the meeting.

Your vote is very important to us. Thank you for your response and for your continued investment in the Fund.

Respectfully,

Monica L. Walker President	JoAnn Sannasardo Lilek Chair of the Board of Trustees

THE LOU HOLLAND TRUST
Lou Holland Growth Fund
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To be Held on April 29, 2008

To the Shareholders of The Lou Holland Trust:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of The Lou Holland Trust, a series trust currently consisting of one series, the Lou Holland Growth Fund, will be held at the principal executive office of the Trust, located at One North Wacker Drive, Suite 700, Chicago, Illinois 60606, on Tuesday, April 29, 2008 at 10:00 a.m. Central time. The Special Meeting of Shareholders is being held to elect three new Trustees to the Board of Trustees of the Trust.

Those present and the appointed proxies also will transact such other business, if any, as may properly come before the Special Meeting of Shareholders or any adjournments or postponements thereof.

Holders of record of the shares of common stock of the Fund as of the close of business on February 29, 2008, are entitled to vote at the Special Meeting of Shareholders or any adjournments or postponements thereof.

In the event that the necessary quorum to transact business or the vote required to approve any proposal is not obtained at the Special Meeting of Shareholders, the persons named as proxies on the enclosed proxy card may propose one or more adjournments of the Special Meeting of Shareholders to permit, in accordance with applicable law, further solicitation of proxies with respect to the proposal. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the session of the Special Meeting of Shareholders to be adjourned. The persons named as proxies on the enclosed proxy card will vote FOR any such adjournment those proxies which they are entitled to vote in favor of the proposal for which further solicitation of proxies is to be made. They will vote AGAINST any such adjournment those proxies required to be voted against such proposal.

By order of the Board of Trustees,

Laura J. Janus, Secretary
March 25, 2008

IMPORTANT — We urge you to sign and date the enclosed proxy card and return it in the enclosed addressed envelope, which requires no postage and is intended for your convenience. You also may vote through the internet, by visiting the website address on your proxy card, or by telephone, by using the toll-free number on your proxy card. Your prompt vote may save the Trust the necessity of further solicitations to ensure a quorum at the Special Meeting of Shareholders. If you can attend the Special Meeting of Shareholders and wish to vote your shares in person at that time, you will be able to do so.

SPECIAL MEETING OF SHAREHOLDERS OF
THE LOU HOLLAND TRUST
Lou Holland Growth Fund

TO BE HELD ON APRIL 29, 2008

PROXY STATEMENT

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of The Lou Holland Trust (the “Trust”) for use at the Special Meeting of Shareholders of the Lou Holland Growth Fund (the “Fund”), the only series of the Trust, to be held on Tuesday, April 29, 2008 at 10:00 a.m. Central time, and at any adjournments thereof (the “Meeting”). The Meeting will be held at the principal executive office of the Trust, located at One North Wacker Drive, Suite 700, Chicago, Illinois 60606. The purpose of the Meeting is set forth in the accompanying Notice of Meeting of Shareholders.

This Proxy Statement and the accompanying proxy card were first being mailed to shareholders on or about March 25, 2008. Supplementary solicitations may be made by mail, telephone, facsimile, or other electronic means or by personal contact by officers or employees of the Trust or the Fund’s investment adviser, Holland Capital Management LLC (the “Investment Adviser”).

The expenses in connection with preparing this Proxy Statement and its enclosures and of all solicitations will be borne by the Fund. These expenses will include the printing, mailing and tabulation of proxies. The Fund will also reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares. By voting immediately, you can help the Fund avoid the considerable expense of a second proxy.

Additional information about the Fund can be found in the Fund’s most recent annual and semi-annual reports to shareholders. For free copies of these reports, call 1-800-295-9779 or write to The Lou Holland Trust, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701. You can also obtain copies of this information by visiting the Fund’s website at www.hollandcap.com.

VOTING INFORMATION

The Board of Trustees (the “Board”) has fixed the close of business on February 29, 2008 (the “Record Date”) as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and any adjournments thereof. Shareholders of record as of the Record Date will be entitled to one vote for each share held and to a proportionate fractional vote for each fractional share held. There is no cumulative voting in the election of Trustees. As of the Record Date, the total number of issued and outstanding shares of beneficial interest of the Fund was 2,759,715. Each share of common stock is entitled to one vote.

If the enclosed proxy is executed and returned, that vote may nevertheless be revoked at any time prior to its use by the following methods:

•	Providing written notification of revocation to the Trust at the following address:

The Lou Holland Trust
c/o Proxy Tabulator
P.O. Box 18011
Hauppauge, NY 11788-8811

•	Giving a later-dated proxy, or
•	Attending the Meeting and voting your shares in person.

A proxy with respect to shares held in the name of two or more persons is valid if executed by any one of them unless at or prior to its use the Trust receives written notification to the contrary from any one of such persons.

All proxies solicited by the Board that are properly executed and received by the Secretary prior to the Meeting, and are not revoked, will be voted at the Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a proxy, it will be voted FOR the matters specified on the proxy. All shares that are voted and votes to ABSTAIN will be counted towards establishing a quorum, as will broker non-votes. Broker non-votes are shares for which the beneficial owner has not voted and the broker holding the shares does not have discretionary authority to vote on the particular matter.

If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve one or more proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the shares represented at the Meeting, either in person or by proxy. When voting on a proposed adjournment, the persons named as proxies will vote those proxies for which they are required to vote FOR the proposals in favor of the adjournment and will vote those proxies for which they are required to vote AGAINST such proposals against the adjournment.

Voting Rights of Certain Variable Contract Owners.  Owners of record as of the Record Date of certain variable annuity contracts issued by a participating insurance company have the right to instruct their insurance company as to the manner in which the Fund shares attributable to their variable contracts should be voted. The insurance company will vote such shares at the Meeting in accordance with the timely instructions received from persons entitled to give voting instructions under the variable contracts. The insurance company will vote shares attributable to variable contracts as to which no voting instructions are received in the same proportion as shares for which timely instructions are received. Variable contract owners should contact their insurance company for further information on how to give or revoke voting instructions, including any applicable deadlines.

Vote Required.  The Revised Agreement and Declaration of Trust of The Lou Holland Trust, provides that thirty-three and one-third percent (33-1/3%) of the shares entitled to vote shall constitute a quorum for the transaction of business at a shareholders’ meeting. Approval of the proposal requires the affirmative vote of a plurality of the shares voted in person or by proxy at the Meeting with respect to each nominee for Trustee.

PROPOSAL: ELECTION OF TRUSTEES

At the Meeting, the shareholders of the Trust will be asked to vote upon the election of the three nominees named below as Trustees. It is intended that the enclosed proxy will be voted FOR the election of each of the nominees, unless such authority has been withheld in the proxy. If elected, each Trustee will serve during the lifetime of the Trust until he or she dies, resigns, is declared bankrupt or incompetent by a court of appropriate jurisdiction, or is removed, or, if sooner, until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor.

Currently, the Board consists of four members. Two current members, including the current interested Trustee, have expressed their intentions to resign from the Board upon the election and qualification of their successors at the Meeting. For purposes of this Proxy Statement, Trustees who are interested persons of the Trust, within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended, are referred to as “interested Trustees,” while Trustees who are not interested persons of the Trust are referred to as “independent Trustees.” The current Trustees include one interested Trustee and three independent Trustees. If all current nominees are elected at the Meeting, the Board will consist of five members, one of whom would be an interested Trustee.

Carla S. Carstens and JoAnn Sannasardo Lilek, both current independent Trustees, were elected as Trustees by shareholders at a meeting of shareholders held on December 30, 2004. Ms. Carstens and Ms. Lilek are not required to stand for re-election in order to continue to serve as Trustees.

The nominees for independent Trustees are Abe Tomás Hughes II and José L. Santillan. The nominee for interested Trustee is Monica L. Walker. The proxies cannot be voted for a greater number of persons than the number of nominees named.

Mr. Hughes and Mr. Santillan were selected and nominated by the current independent Trustees of the Trust. The Nominating Committee of the Trust, which is composed entirely of independent Trustees, met to consider additional candidates to serve as independent Trustees. The Nominating Committee recommended

Mr. Hughes and Mr. Santillan for positions as independent Trustees and recommended to the Board that their nomination be submitted to the Trust’s shareholders for election. The Board is proposing that the shareholders of the Trust elect Mr. Hughes and Mr. Santillan as independent Trustees. The Board believes that with Mr. Hughes’ and Mr. Santillan’s experience and qualifications, each of them is qualified to serve as Trustee and to contribute to fulfilling the governance responsibilities of the Board.

Mr. Hughes and Mr. Santillan and their immediate family members do not beneficially own any securities in the investment adviser or distributor of the Trust, or a person directly or indirectly controlling, controlled by or under common control with the investment adviser or distributor of the Trust, as of December 31, 2007.

Ms. Walker currently is President of the Trust. Prior to February 25, 2008, Ms. Walker was Secretary of the Trust. In addition, she is an executive of the Fund’s investment adviser and owns a minority of the member interests in the investment adviser, a limited liability company, through a personal trust and through minority interests in HCM Investments, Inc, another member of the limited liability company. If elected, Ms. Walker will be considered an interested Trustee. The Board believes that with Ms. Walker’s experience and qualifications, she is qualified to serve as Trustee and to contribute to fulfilling the governance responsibilities of the Board.

Each nominee has consented to serve as a Trustee if elected. If, for any reason, any nominee should not be available for election or be able to serve as a Trustee, the proxies will exercise their voting power in favor of such substitute nominee, if any, as the Board may designate. The Trust has no reason to believe that it will be necessary to designate a substitute nominee.

In the event a vacancy occurs on the Board of Trustees for any reason, the remaining Trustees may fill such vacancy by appointing another Trustee, so long as, immediately after such appointment, at least two-thirds of the Trustees have been elected by shareholders. If, at any time, less than a majority of the Trustees holding office has been elected by the shareholders, the Trustees then in office will call a shareholders’ meeting for the election of Trustees.

INFORMATION ABOUT THE NOMINEES, TRUSTEES AND OFFICERS

Listed below, for each nominee, Trustee and Officer of the Trust, are his or her name, age and address; position(s) and length of service with the Trust; principal occupation(s) during the past five years; the number of funds in the Fund Complex overseen by the Trustee and nominee; and any other directorships held by the Trustee or nominee.

As used in this Proxy Statement, the term “Fund Complex” is defined by the U.S. Securities and Exchange Commission (“SEC”) to include two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, or have a common investment adviser or investment advisers that are affiliated with one another. As applied to the Trust, the term “Fund Complex” includes only the Fund.

Name, Address[1], and Age	Position(s) Held With Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Last Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
NOMINEES FOR INDEPENDENT TRUSTEES
Abe Tomás Hughes II Age: 45	Nominee		Managing Director, Hughes Girardi Partners (Mergers and Acquisitions Advisory Services); Chairman, President, and Chief Executive Officer, Hispanic Alliance for Career Enhancement (A Not-for-Profit Corporation)	1	None

José L. Santillan Age: 50	Nominee		Chief Investment Officer — Wealth Management Group, LaSalle National Bank	1	None
NOMINEE FOR INTERESTED TRUSTEE
Monica L. Walker[3] Age: 49	President	11 years	President and Chief Investment Officer — Equity, Holland Capital Management LLC; Former Managing Partner and Chief Investment Officer — Equity, Holland Capital Management, L.P.; Former Partner and Portfolio Manager, Holland Capital Management, L.P. Formerly, Secretary of the Trust.	1	None

Name, Address[1], and Age	Position(s) Held With Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Last Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
CURRENT INDEPENDENT TRUSTEES
Carla S. Carstens Age: 57	Chair of Audit Committee and Independent Trustee	3 years	President, Carstens Associates (Management Consulting)	1	None

Philip Halpern[4] Age: 53	Independent Trustee	1 year	Chief Investment Officer, Tellus Asset Management, LLC (Fund-of-Funds); Former Vice President and Chief Investment Officer, University of Chicago	1	M Fund, Inc., a registered investment company

JoAnn Sannasardo Lilek Age: 51	Chair of the Board and Independent Trustee	3 years	Executive Vice President and Chief Financial Officer, Midwest Banc Holdings Inc.; Former Chief Financial Officer, DSC Logistics (Third-Party Logistics Provider)	1	None
CURRENT INTERESTED TRUSTEE
Louis A. Holland[5] Age: 66	Trustee	11 years	Founder, Holland Capital Management LLC; Former Founding Partner and Investment Strategist, Holland Capital Management LLC; Former Chief Investment Officer, Managing Partner and Portfolio Manager, Holland Capital Management, L.P.	1	Board of Directors of the Packaging Corporation of America

Name, Address[1], and Age	Position(s) Held With Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Last Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
OTHER OFFICERS
Laura J. Janus Age: 60	Treasurer and Secretary	11 years
Managing Director and Chief Investment Officer — Fixed Income, Holland Capital Management LLC; Former Managing Partner and Chief Investment Officer — Fixed Income, Holland Capital Management, L.P.; Former Partner and Portfolio Manager, Holland Capital Management, L.P.
				N/A	N/A

Susan M. Chamberlain Age: 65	Chief Compliance Officer	At Discretion of the Board Since October 2004	Chief Compliance Officer for the Trust and Holland Capital Management LLC; Former Chief Operating Officer and Chief Compliance Officer, Quantlab Capital Management	N/A	N/A

1	The address of each Trustee, nominee, and Officer is One North Wacker Drive, Suite 700, Chicago, IL 60606.

2	Each Trustee and Officer of the Trust is elected to serve for an indefinite term, until his or her death, resignation or removal from office.

3	Ms. Walker is an “interested person” of the Trust as that term is defined under the Investment Company Act of 1940, as amended, because of her employment by and ownership interest in Holland Capital Management LLC, the Fund’s investment adviser and its predecessor, Holland Capital Management, L.P. Ms. Walker was elected President of the Trust on February 25, 2008.

4	Mr. Halpern has expressed his intention to resign from the Board upon the election and qualification of his successor at the Meeting.

5	Mr. Holland is an “interested person” of the Trust as that term is defined under the Investment Company Act of 1940, as amended, because of his employment by and ownership interest in Holland Capital Management LLC, the Fund’s investment adviser and its predecessor, Holland Capital Management, L.P. Mr. Holland has expressed his intention to resign from the Board upon the election and qualification of his successor at the Meeting.

OWNERSHIP OF SHARES IN THE FUND

The following table sets forth information describing the dollar range of equity securities beneficially owned by each Trustee, nominee and principal officer in the Fund as of December 31, 2007.

	Amount of Shares Beneficially Owned in the Fund[1]	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen or to be Overseen by Trustee or Nominee in Family of Investment Companies
INTERESTED TRUSTEE AND NOMINEE
Louis A. Holland	4,091	$50,001–$100,000	$50,001–$100,000
Monica L. Walker[2]	7,680	Over $100,000	Over $100,000

INDEPENDENT TRUSTEES AND NOMINEES
Carla S. Carstens	618	$10,001–$50,000	$10,001–$50,000
Philip Halpern	0	None	None
Abe Tomás Hughes II	0	None	None
JoAnn Sannasardo Lilek	1,513	$10,001–$50,000	$10,001–$50,000
José L. Santillan	0	None	None

EXECUTIVE OFFICER
Laura J. Janus[3]	4,817	$50,001–$100,000	$50,001–$100,000

1	Beneficial ownership interests include both direct and indirect ownership of shares.

2	As President of the Trust, Ms. Walker is the Trust’s principal executive officer.

3	As Treasurer of the Trust, Ms. Janus is the Trust’s principal financial officer.

As of December 31, 2007, the Trustees and executive officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Fund.

OFFICER AND TRUSTEE COMPENSATION

The officers of the Trust and the Trustees who are interested persons of the Trust are compensated by the Trust’s investment adviser and receive no compensation from the Trust. Currently, each independent Trustee receives $2,000 per Board meeting attended and $2,000 per Audit Committee meeting attended. Independent Trustees also may receive compensation for special meetings of the Board. The following table sets forth information describing the compensation received by each independent Trustee from the Trust for the fiscal year ended December 31, 2007.

Compensation Table1

Name of Trustee and Position	Aggregate Compensation from the Trust	Total Compensation from the Trust and the Fund Complex Paid to Trustees
Carla S. Carstens, Chair of the Audit Committee and Independent Trustee	$12,000	$12,000

Philip Halpern, Independent Trustee	$12,000	$12,000

JoAnn Sannasardo Lilek, Chair of the Board of Trustees and Independent Trustee	$12,000	$12,000

James H. Lowry,[2] Independent Trustee	$4,000	$4,000

1	The Trust has not adopted any pension or retirement plan that would provide benefits to Trustees upon retirement from service on the Board of Trustees.

2	Resigned from the Board of Trustees on May 30, 2007.

MEETINGS OF THE BOARD OF TRUSTEES

The Board of Trustees held four meetings during the fiscal year ended December 31, 2007. No incumbent Trustee during such period attended fewer than 75% of the total number of meetings of the Board and the total number of meetings held by committees of the Board on which the Trustee served.

The Trust is not required to hold annual meetings and therefore does not have a policy with regard to Trustees’ attendance at such meetings. The Trust did not hold an annual meeting during the prior year.

COMMITTEES OF THE BOARD OF TRUSTEES

Audit Committee

The Board of Trustees has established an Audit Committee which oversees the Trust’s accounting policies and procedures and other areas relating to the Trust’s auditing processes. The Audit Committee selects the Trust’s independent public accountants, approves the terms of their engagement and compensation, and meets with the Trust’s independent public accountants at least once annually to discuss the scope and results of the annual audit of the Fund and such other matters as the Audit Committee members may deem appropriate or desirable. The members of the Audit Committee are Ms. Carstens (Chair), Mr. Halpern, and Ms. Lilek, each of whom is an independent Trustee. The Audit Committee held two meetings during the fiscal year ended December 31, 2007.

Nominating Committee

The Board of Trustees has established a Nominating Committee which is responsible for making nominations for independent Trustee membership on the Board. The members of the Committee are Ms. Carstens, Mr. Halpern, and Ms. Lilek, each of whom is an independent Trustee. The Committee did not hold any meetings during the fiscal year ended December 31, 2007. A copy of the Nominating Committee’s charter is included as Appendix A to this Proxy Statement. The Trust currently does not maintain a copy of the charter on the Fund’s website located at www.hollandcap.com, although it may do so in the future.

The Committee will consider independent Trustee candidates recommended by Fund shareholders. Any such candidates will be considered based upon the same criteria applied to candidates presented to the Committee by a search firm or other sources. The names of such candidates should be submitted to the Committee in writing at the address maintained for communications with independent Trustees, as described below. The submission should be accompanied by appropriate background material concerning the candidate that demonstrates the candidate’s ability to serve as an independent Trustee of the Trust. In evaluating independent Trustee candidates, the Committee will consider the candidate’s independence and such other criteria as the Committee deems appropriate, including, without limitation, integrity, business experience, education, accounting and financial experience, age, diversity, reputation, civic and community relationships, and knowledge about the industry and the Trust’s business. All nominees must be willing and able to devote adequate time and effort to his or her duties and responsibilities as an independent Trustee.

It is anticipated that each nominee for independent Trustee, if elected, will be appointed by the Board of Trustees to serve on both the Audit Committee and the Nominating Committee.

PROCESS FOR COMMUNICATING WITH THE BOARD OF TRUSTEES

Shareholders may communicate with the Board or one or more specified individual Trustees by writing to the Board or the specified Trustees, as applicable, at The Lou Holland Trust, One North Wacker, Suite 700, Chicago, Illinois 60606. Any such communications received will be reviewed by the Board at its next regularly scheduled meeting. The current process for collecting and organizing shareholder communications requires that the Board receive copies of all communications addressed to it.

THE BOARD OF TRUSTEES RECOMMENDS
THAT YOU VOTE “FOR” EACH OF THE NOMINEES.

OTHER INFORMATION

SERVICE PROVIDERS

Investment Adviser.  Holland Capital Management LLC, located at One North Wacker Drive, Suite 700, Chicago, Illinois 60606, serves as the Fund’s investment adviser.

Administrator.  Jackson Fund Services, located at 225 West Wacker Drive, Suite 950, Chicago, Illinois 60606, serves as the Fund’s administrator.

Transfer Agent.  U.S. Bancorp Fund Services, LLC, located at 615 East Michigan Street, Milwaukee, Wisconsin 53201-0701, serves as the Fund’s transfer agent and dividend disbursing agent.

Distributor.  Foreside Distribution Services, L.P., located at 100 Summer Street, 15th Floor, Boston, Massachusetts 02110, serves as the Fund’s distributor.

PRINCIPAL SHAREHOLDERS

The following table sets forth certain information with respect to each person who owned of record or beneficially more than five percent of the Fund’s outstanding voting securities as of February 29, 2008.

Name and Address	Number of Shares Owned	Percentage of Shares Owned
VALIC Separate Account A 2919 Allen Pkwy # L7-01 Houston, TX 77019-2142	2,437,552	88.3%

Fund shares are sold to VALIC Separate Account A as a funding option for certain variable annuity contracts issued by The Variable Annuity Life Insurance Company (“VALIC”). As described above, owners of such contracts have the right to instruct VALIC as to the manner in which the Fund shares attributable to their variable contracts should be voted.

INDEPENDENT ACCOUNTANTS

The firm of Deloitte & Touche LLP (“Deloitte”) has been selected as the independent accountant for the Trust for the current and past fiscal year. Representatives of Deloitte are not expected to be present at the Meeting but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

At a meeting held on March 29, 2006, based on Audit Committee recommendations and approvals, the full Board of Trustees of Trust unanimously voted to dismiss the Trust’s previous independent accountant, KPMG LLP (“KPMG”) as independent registered public accountant and to approve Deloitte as the Trust’s independent registered public accounting firm for the fiscal year ending December 31, 2006.

KPMG’s reports on the Trust’s financial statements for the fiscal years ended December 31, 2005 and December 31, 2004 contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the Trust’s fiscal year ended December 31, 2005 and December 31, 2004, and subsequent interim period ended March 29, 2006, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the Trust’s financial statements for such years, and there were no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

Additionally, for the fiscal years ended December 31, 2005 and December 31, 2004, the Trust did not consult with Deloitte on items which concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Trust’s financial statements or concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

Fees for Services

The following table shows fees billed by Deloitte during the 2006 and 2007 fiscal years for audit, audit-related, tax and other services provided to the Trust.

Fiscal Year	Audit Fees	Audit-Related Fees	Tax Fees[1]	All Other Fees
2007	$25,000	$0	$4,000	$0
2006	$24,000	$0	$4,000	$0

1	The above Tax Fees for 2007 and 2006 are the aggregate fees billed for professional services by Deloitte to the registrant for tax compliance, tax advice and tax return review.

During the fiscal years ended December 31, 2007 and December 31, 2006, Deloitte did not provide any services to the investment adviser or any entity controlling,

controlled by, or under common control with the investment adviser that provided ongoing services to the Trust (together with the Trust’s investment adviser, “Service Affiliates”) that were directly related to the Trust’s operations and financial reporting. As detailed in the table above, aggregate amount of non-audit fees billed to the Trust or a Service Affiliate by Deloitte were $4,000 for the fiscal year ended December 31, 2007 and $4,000 for the fiscal year ended December 31, 2006.

Audit Committee Pre-Approval Policies and Procedures

The pre-approval policies and procedures of the Audit Committee of the Board of Trustees require that the Audit Committee evaluate and approve, if found appropriate, each proposed engagement of any independent accountant to provide audit and non-audit services to the Trust. The Audit Committee must also evaluate and approve, if found appropriate, any engagement of the independent accountant to provide non-audit services to any of the Trust’s Service Affiliates, where the nature of the proposed services may have a direct impact on the operations and financial reporting of the Trust. In evaluating a proposed engagement of the independent accountant to provide a non-audit service to any of the Trust’s Service Affiliates, the Audit Committee must assess and determine the effect such service might reasonably be expected to have on the accountant’s independence as it relates to the audit of the Trust’s financial statements. The provision of certain specified non-audit services to the Trust’s investment adviser, if not pre-approved by the Audit Committee, may be approved by the Chair of the Committee, provided that the Chair reports any such approvals to the Audit Committee at its next regular meeting. Notwithstanding the foregoing, specific pre-approval is not required with respect to a particular non-audit service rendered to the Trust if: (i) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid to the independent accountant by the Trust, its investment adviser, and any affiliate of the investment adviser that provides ongoing services to the Trust during the fiscal year in which the services are provided; (ii) such services were not recognized by the Trust at the time of engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit of the Trust by the Chair of the Committee.

There were no non-audit services rendered by Deloitte to Service Affiliates, as described above, for which pre-approval by the Audit Committee would have been necessary or was waived pursuant to the de minimus exception under Rule 2.01 of Regulation S-X, as promulgated by the SEC.

OTHER BUSINESS

The proxy holders have no present intention of bringing any other matter before the Meeting other than those specifically referred to above or matters in connection with or for the purpose of effecting the same. Neither the proxy holders nor the Board of Trustees is aware of any matter which may be presented by others. If any other business shall properly come before the Meeting, the proxy holders intend to vote thereon in accordance with their best judgment.

The Trust does not hold regular meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting of shareholders should send their written proposals to the Secretary of The Lou Holland Trust, One North Wacker, Suite 700, Chicago, Illinois 60606. Proposals must be received a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for a meeting. Timely submission of a proposal does not necessarily mean that the proposal will be included.

By order of the Board of Trustees,

Laura J. Janus
Secretary

IMPORTANT — We urge you to sign and date the enclosed proxy card and return it in the enclosed addressed envelope, which requires no postage and is intended for your convenience. You also may vote through the internet, by visiting the website address on your proxy card, or by telephone, by using the toll-free number on your proxy card. Your prompt vote may save the Trust the necessity of further solicitations to ensure a quorum at the Meeting. If you can attend the Meeting and wish to vote your shares in person at that time, you will be able to do so.

APPENDIX A

THE LOU HOLLAND TRUST
NOMINATING COMMITTEE OF THE BOARD OF TRUSTEES
CHARTER

1.    The Nominating Committee shall consist entirely of Trustees who are not “interested persons” of the Trust, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amendment (the “1940 Act”). The Committee shall elect from its membership a Chairperson, who shall, if present, preside at Committee meetings. Two independent Trustees shall constitute a quorum.

2.    The Committee shall make nominations for independent Trustee membership on the Board of Trustees. The Committee shall evaluate candidates’ qualifications for Board membership and their independence from Holland Capital Management, L.P., the Growth Fund’s Investment Manager, and other principal service providers of the Trust. The selection of independent Trustees shall be committed solely to the discretion of the independent Trustees of the Trust; persons so selected must be independent in terms of both the letter and the spirit of the 1940 Act. The Committee shall consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, e.g., business, financial or family relationships with the Investment Manager or other service providers of the Trust.

3.    The Committee shall also consider such other criteria as it deems appropriate in evaluating a candidate, including, without limitation, integrity, business experience, education, accounting and financial experience, age, diversity, reputation, civic and community relationships, and knowledge about the industry and the Trust’s business. All nominees must be willing and able to devote adequate time and effort to his or her duties and responsibilities as an independent Trustee.

4.    The Committee will consider independent Trustee candidates recommended by fund shareholders. Any such candidates will be considered based upon the same criteria applied to candidates presented to the Committee by a search firm or other sources. The names of such candidates should be submitted to the Chairperson of the Committee in writing at the address maintained for communications with the independent Trustees. The submission should be accompanied by appropriate background material concerning the candidate that demonstrates his or her ability to serve as an independent Trustee of the Trust.

5.    The Committee shall meet as frequently as it deems necessary to discharge its duties, with or without prior written notice.

6.    The Committee shall review this Charter periodically and recommend any changes to the full Board of Trustees.

Adopted: November 22, 2004

This page is intentionally left blank.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

MEMBER AMERICAN INTERNATIONAL GROUP INC.

P.O. BOX 18011

HAUPPAUGE, NY 11788

LOU HOLLAND GROWTH FUND

GROUP AUTHORIZATION CARD

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

This Group Authorization Card allows you to instruct us to accept voting instructions from participants under the Contract owned by your group. If you agree to let your individual participants give us voting instructions for the proposal in this proxy statement, please sign below and return this card in the enclosed postage-paid envelope.

The undersigned hereby instructs VALIC Separate Account A, as applicable, to vote all shares of the above-named fund of which are attributable to the Group Contract, pursuant to the instructions received from individual participants at the Special Meeting of Shareholders to be held at the principal executive office of the Trust, located at One North Wacker Drive, Suite 700, Chicago, Illinois 60606, on Tuesday, April 29, 2008 at 10:00 a.m., Central Time and any adjournments thereof.

PLEASE SIGN, DATE AND RETURN THIS GROUP AUTHORIZATION CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

Date:

Signature:

Print Name:

Title:

Telephone:

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

MEMBER AMERICAN INTERNATIONAL GROUP INC.

P.O. BOX 18011

HAUPPAUGE, NY 11788

LOU HOLLAND GROWTH FUND

VOTING INSTRUCTION/GROUP AUTHORIZATION CARD

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

This Voting Instruction/Group Authorization Card allows you to instruct us to accept voting instructions from participants under the Contract owned by your group. You may agree to let your individual participants give us voting instructions for the proposal in this proxy statement, or you may give voting instructions on behalf of participants. Please check the appropriate box to reflect your choice, sign, and return this card in the enclosed postage-paid envelope.

The undersigned hereby instructs VALIC Separate Account A, as applicable (the “Separate Account”), to vote all shares which are attributable to the Group Contract, pursuant to the instructions received from the group or individual participants at the Special Meeting of Shareholders and any adjournments of the Special Meeting.

With respect to those shares for which instructions have not been received by the Separate Account, the Separate Account will cast shares in the affirmative or the negative, or in abstention, in the same proportion as those shares for which instructions have been received by the Separate Account. Only shareholders of record at the close of business on February 29, 2008 are entitled to vote at the meeting and any adjournments thereof.

Date:

PLEASE SIGN, DATE AND RETURN THIS GROUP AUTHORIZATION CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

Signature:

Print Name:

Title:

Telephone:

VOTING/GROUP AUTHORIZATION

[ ]	Check here to vote only and vote on reverse side

[ ]	Check here to authorize only and DO NOT VOTE ON REVERSE SIDE

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE “FOR” THE ELECTION OF THE TRUSTEE NOMINEES NAMED BELOW.

PLEASE MARK, SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSAL.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:	■

1.

ELECTION OF TRUSTEES

01. Abe Tomás Hughes II  02. José L. Santillan  03. Monica L. Walker

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT

LHG_18708_032008_VOTE_GRP

PLEASE MARK, SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED.

THE TRUST OFFERS SHAREHOLDERS OF RECORD FOUR VOTING OPTIONS
Read your proxy statement and have it at hand when voting.

▼ DETACH BELOW AND RETURN USING THE ENVELOPE PROVIDED ONLY IF YOU ARE VOTING BY MAIL ▼

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE “FOR” THE ELECTION OF THE TRUSTEE NOMINEES NAMED BELOW.

PLEASE MARK, SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:

1.     ELECTION OF TRUSTEES

			FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
01. Abe Tomás Hughes II	02. José L. Santillan	03. Monica L. Walker

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

The proxies are authorized to vote in their discretion on any other business that may properly come before the Meeting and any adjournments or postponements thereof.
Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

________________________________________________
Signature

________________________________________________
Signature of joint owner, if any

________________________________________________ Date LHG_18708_032008_VIF

PLEASE MARK, SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED.

▼ TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE ▼

THE LOU HOLLAND TRUST

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

SPECIAL MEETING OF SHAREHOLDERS – APRIL 29, 2008

The Variable Annuity Life Insurance Company (VALIC) — Separate Account A

This Voting Instruction Card is solicited by The Variable Annuity Life Insurance Company (the “Company”) for its participants who hold unit values in Separate Account A of the Company. The undersigned participant instructs the Company to vote at the Special Meeting of Shareholders of The Lou Holland Trust (the “Trust”), a series trust currently consisting of one series, the Lou Holland Growth Fund (the “Fund”), to be held at the principal executive office of the Trust, located at One North Wacker Drive, Suite 700, Chicago, Illinois 60606, on Tuesday, April 29, 2008 at 10:00 a.m. Central time (the “Meeting”), and at any adjournments or postponements thereof, all shares of the Fund attributable to his or her unit value therein as directed on this card. The undersigned acknowledges receipt of the Notice of the Special Meeting of the Shareholders and the Proxy Statement relating to the Meeting. The undersigned hereby instructs the Company to vote on any other matter that may arise at the Special Meeting according to its best judgment.

The undersigned acknowledges that if he or she signs but does not mark instructions on this card, the Company will vote all shares of the Fund attributable to the undersigned’s unit value FOR the Proposal. If the participant fails to return this Voting Instruction Card, the Company will vote all shares attributable to the participant’s unit value in proportion to the voting instructions for the Fund actually received from participants in Separate Account A.

PLEASE BE SURE TO MARK, SIGN AND DATE THIS VOTING INSTRUCTION ON THE REVERSE SIDE.
LHG_18708_032008_VIF

THE TRUST OFFERS SHAREHOLDERS OF RECORD FOUR VOTING OPTIONS
Read your proxy statement and have it at hand when voting.

▼ DETACH BELOW AND RETURN USING THE ENVELOPE PROVIDED ONLY IF YOU ARE VOTING BY MAIL ▼

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE “FOR” THE ELECTION OF THE TRUSTEE NOMINEES NAMED BELOW.

PLEASE MARK, SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:

1.     ELECTION OF TRUSTEES

			FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
01. Abe Tomás Hughes II	02. José L. Santillan	03. Monica L. Walker

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

The proxies are authorized to vote in their discretion on any other business that may properly come before the Meeting and any adjournments or postponements thereof.
Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

________________________________________________
Signature

________________________________________________
Signature of joint owner, if any

________________________________________________ Date LHG_18708_032008

PLEASE MARK, SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED.

▼ TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE ▼

THE LOU HOLLAND TRUST

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

SPECIAL MEETING OF SHAREHOLDERS – APRIL 29, 2008

The undersigned shareholder hereby appoints Susan M. Chamberlain and Laura J. Janus as proxies of the undersigned, with full power of substitution to each, and hereby authorizes each of them to represent the undersigned and to vote at the Special Meeting of Shareholders of The Lou Holland Trust (the “Trust”), a series trust currently consisting of one series, the Lou Holland Growth Fund (the “Fund”), to be held at the principal executive office of the Trust, located at One North Wacker Drive, Suite 700, Chicago, Illinois 60606, on Tuesday, April 29, 2008 at 10:00 a.m. Central time (the “Meeting”), and at any and all adjournments thereof, all shares of the Fund which the undersigned would be entitled to vote if personally present, in accordance with the following instructions.

The undersigned hereby revokes any and all proxies with respect to such shares previously given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement relating to the Meeting.

This proxy may be revoked at any time prior to its exercise at the Meeting by execution of a subsequent proxy card, by written notice to the Trust, c/o Proxy Tabulator, P.O. Box 18011, Hauppauge, NY 11788-8811, or by voting at the Meeting.

This proxy, if properly executed, will be voted in the manner directed. If properly executed and no instructions are indicated, the undersigned’s vote will be cast FOR the election of the Trustee nominees named herein.

PLEASE BE SURE TO MARK, SIGN AND DATE THIS PROXY ON THE REVERSE SIDE.
LHG_18708_032008